                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                              FM Properties Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                   [LOGO OF FM PROPERTIES INC. APPEARS HERE]

                              ------------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                 MAY 14, 1998

                              ------------------

                                                            March 30, 1998

  The Annual Meeting of Stockholders of FM Properties Inc. will be held at the Hotel Crescent Court, 400 Crescent Court, Dallas, Texas, on Thursday, May 14, 1998, at 1:30 p.m., for the following purposes:

    (1) To elect one of the three directors to hold office for three years and until his successor is elected and qualified;

    (2) To ratify the appointment of Arthur Andersen LLP as the independent auditors to audit the financial statements of the corporation and its subsidiaries for the year 1998;

    (3) To act upon a proposal to amend the corporation's Amended and Restated Certificate of Incorporation to change the name of the corporation from FM Properties Inc. to Stratus Properties Inc.;

    (4) To act upon a proposal to approve the corporation's 1998 Stock Option Plan; and

    (5) To transact such other business as may properly come before the meeting.

  The Board of Directors has fixed the close of business on March 18, 1998 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting.

  Your vote is important. Whether or not you plan to attend the meeting, please complete, sign and date the enclosed proxy card and return it promptly in the enclosed envelope. Your cooperation will be appreciated.

                                          By Order of the Board of Directors.

                                          /s/ Michael C. Kilanowski,Jr.
                                          Michael C. Kilanowski, Jr.
                                          Secretary

                              FM PROPERTIES INC.
                      98 SAN JACINTO BOULEVARD, SUITE 220
                              AUSTIN, TEXAS 78701

  The 1997 Annual Report to Stockholders, including financial statements, is being mailed to stockholders together with these proxy materials on or about March 30, 1998.

                                PROXY STATEMENT

  This proxy statement is furnished in connection with a solicitation of proxies by the Board of Directors (the "Board of Directors" or the "Board") of FM Properties Inc. (the "Company") for use at its Annual Meeting of Stockholders to be held on May 14, 1998, and at any adjournments thereof (the "Meeting").

VOTING PROCEDURES

  Stockholders of record at the close of business on March 18, 1998 (the "Record Date"), will be entitled to vote at the Meeting. On the Record Date, there were 14,288,270 shares of common stock (the "Common Stock") outstanding.

  The holders of a majority of the shares of Common Stock issued and outstanding and entitled to vote at the Meeting, present in person or represented by proxy, will constitute a quorum at the Meeting. The persons appointed by the Company to act as inspectors of election will treat shares of Common Stock represented by a properly executed and returned proxy as present at the Meeting for purposes of determining a quorum. The shares of Common Stock present at the Meeting that are abstained from voting or that are the subject of broker non-votes will be counted as present for purposes of determining a quorum. A broker non-vote occurs when a nominee holding Common Stock for a beneficial owner does not vote on a particular matter because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

  Each share of Common Stock will entitle the holder to one vote at the Meeting, and votes cast will be counted by the inspectors of election. The Company's directors are elected by a plurality vote. Adoption of the proposal to amend the Company's Amended and Restated Certificate of Incorporation to change the Company's name from FM Properties Inc. to Stratus Properties Inc. (the "Charter Proposal") requires the approval of a majority vote of the issued and outstanding shares of Common Stock entitled to vote at the Meeting. Except as otherwise provided by statute, the Company's Amended and Restated Certificate of Incorporation or the Company's By-Laws, all other matters coming before the Meeting, including the proposal to approve the Company's 1998 Stock Option Plan (the "Plan Proposal"), will be decided by the vote of a majority of the shares of

Common Stock present in person or represented by proxy and entitled to vote at the Meeting. Abstentions and broker non-votes will have no effect upon the election of the director but will have the same effect as votes against the Charter Proposal. Abstentions as to all other matters to come before the Meeting, including the Plan Proposal, will have the same effect as votes against those matters, but broker non-votes as to those matters will not be deemed to be a part of the voting power present with respect to, will not count as votes for or against, and will not be included in calculating the number of votes necessary for approval of those matters.

  The Board of Directors is soliciting a proxy in the enclosed form to provide you with an opportunity to vote on all matters scheduled to come before the Meeting, whether or not you attend in person. If you properly execute and return a proxy in the enclosed form, your shares will be voted as you specify. If you make no specifications, the proxy will be voted for the election of one director, for the ratification of the appointment of auditors, for the adoption of the Charter Proposal, and for the adoption of the Plan Proposal. If you submit a proxy, you may subsequently revoke it or submit a revised proxy at any time before it is voted. You may also attend the Meeting in person and vote by ballot, which would cancel any proxy that you previously gave. Management expects no matters to be presented for action at the Meeting other than the items described in this Proxy Statement. If, however, any other matters properly come before the Meeting, the persons named as proxies in the enclosed form of proxy intend to vote in accordance with their judgment on the matters presented.

PROXY SOLICITATION

  The Company will pay all expenses of soliciting proxies for the Meeting. In addition to solicitations by mail, arrangements have been made for brokers and nominees to send proxy materials to their principals, and the Company will reimburse them for their reasonable expenses in doing so. The Company has retained Georgeson & Co. Inc., Wall Street Plaza, New York, New York, to assist it in the solicitation of proxies from brokers and nominees. It is estimated that the fees for Georgeson's services will be $6,500 plus its reasonable out-of-pocket expenses. Certain representatives of the Company, who will receive no compensation for their services, may also solicit proxies by telephone, telegram, telex, telecopy, or personal interview.

STOCKHOLDER PROPOSALS

  In order to be considered for inclusion in the Company's 1999 proxy materials, stockholder proposals must be received by the Company no later than November 30, 1998. In addition, the Company's By-Laws provide that stockholders intending to nominate a director or bring any other matter before a stockholders' meeting must furnish timely written notice containing specified information concerning, among other things, the matters to be brought before the meeting and the stockholder proposing the matters. In general, to be timely a stockholder's notice must be received by the Company's secretary not less than 60 nor more than 90 days prior to the stockholders' meeting. If less than 70 days' notice or prior public disclosure of the date of the stockholders' meeting is made, the secretary must receive the stockholder's notice within 10 days of the mailing of the meeting notice or public disclosure of the meeting date. The Company will be permitted to disregard any nomination or other matter that fails to comply with these By-Law procedures.

CORPORATE GOVERNANCE

  The Board of Directors, which held four meetings during 1997, has primary responsibility for directing the management of the business and affairs of the Company. The Board currently consists of three members. To provide for effective direction and management of the Company's business, the Board of Directors has established committees of the Board, including the Audit Committee and the Corporate Personnel Committee. The Board has no standing nominating committee.

  The Audit Committee reviews the financial statements of the Company and exercises general oversight with respect to the activities of the Company's independent auditors and related matters. The Audit Committee currently consists of Mr. Madden, as Chairman, and Messrs. Adkerson and Leslie. The Audit Committee met four times during 1997.

  The Corporate Personnel Committee, which is described further below, currently consists of Mr. Leslie, as Chairman, and Mr. Madden. The Corporate Personnel Committee met once during 1997.

                             ELECTION OF DIRECTOR

  At the Meeting one director is to be elected to a three-year term and to hold office until his successor is elected and qualified. Richard C. Adkerson has been nominated for election to the Board of Directors at the Meeting. The Board of Directors consists of three classes, each of which serves for three years, with one class being elected each year. The persons named in the enclosed form of proxy intend to vote your proxy, unless otherwise directed, for the election of Mr. Adkerson as the member of the class to serve until the 2001 Annual Meeting of Stockholders. Mr. Madden is the member of the class to serve until the 1999 Annual Meeting of Stockholders and Mr. Leslie is the member of the class to serve until the 2000 Annual Meeting of Stockholders. If, contrary to present expectation, the nominee should become unavailable for any reason, votes may be cast pursuant to the accompanying form of proxy for a substitute nominee designated by the Board.

INFORMATION ABOUT NOMINEE AND DIRECTORS

  The following table provides certain information as of March 2, 1998 with respect to the nominee and each other director whose term will continue after the Meeting. Unless otherwise indicated, each person has been engaged in the principal occupation shown for the past five years.

                                                                          YEAR FIRST
  NAME OF NOMINEE           PRINCIPAL OCCUPATIONS, OTHER DIRECTORSHIPS     ELECTED
    OR DIRECTOR      AGE          AND POSITIONS WITH THE COMPANY          A DIRECTOR
  ---------------    --- ------------------------------------------------ ----------
Richard C. Adkerson   51 Chairman of the Board and Chief Executive           1992
                          Officer of the Company. President, Chief
                          Operating Officer and Chief Financial Officer
                          of Freeport-McMoRan Copper & Gold Inc., a
                          mining company. Director and Vice Chairman of
                          the Board of Freeport-McMoRan Sulphur Inc., a
                          sulphur mining company. Director, Co-Chairman
                          of the Board and Chief Executive Officer of
                          McMoRan Oil & Gas Co. ("MOXY"), an independent
                          oil and gas company. Vice Chairman of the Board
                          of Freeport-McMoRan Inc. ("FTX"), a natural
                          resources company, until 1997. Senior Vice
                          President and Chief Financial Officer of FTX
                          until 1995.
James C. Leslie       41 President and Chief Operating Officer of The        1996
                          Staubach Company, a commercial real estate
                          services firm. President of Wolverine Holding
                          Company, a real estate holding company.
                          President of Staubach Financial Services, a
                          financial real estate services firm, until
                          March 1996. Director of Forum Retirement
                          Partners, L.P. and Wyndham International Inc.
Michael D. Madden     49 Chairman of the Board of Hanover Capital L.L.C.,    1992
                          investment bankers. Vice Chairman of the Board
                          of PaineWebber Incorporated, investment
                          bankers, until December 1995. Executive Vice
                          President and Chief Origination Officer of
                          Kidder Peabody Group Inc., investment bankers,
                          until December 1994. Executive Managing
                          Director and Head of Global Business
                          Development of Kidder Peabody Group Inc. until
                          September 1994. Senior Managing Director and
                          Co-Head of Worldwide Investment Banking, Lehman
                          Brothers Inc., investment bankers, until 1993.
                          Director of Comforce Corporation and Gruntal &
                          Co. Incorporated.

DIRECTOR COMPENSATION

  Each director receives a fee of $500 for attending each Board meeting. Each non-employee and non-officer director also receives $500 for attending each Board committee meeting as well as an annual fee consisting of (i) $10,000 for serving on the Board, (ii) $1,000 for each committee of which he is a member, and (iii) $1,000 for each committee of which he is the chairman.

STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS

  Each non-employee and non-officer director is eligible for the grant of options under the 1996 Stock Option Plan for Non-Employee Directors (the "1996 Plan"). On September 1, 1996, each eligible director was granted an option to purchase 20,000 shares of Common Stock at 100% of the fair market value of the shares on the grant date. On September 1 of each subsequent year, each eligible director will be granted an option to purchase 5,000 shares of Common Stock at 100% of the fair market value of the shares on the grant date. Each option granted under the 1996 Plan expires ten years after the grant date, and each eligible director may transfer his options during his lifetime to his immediate family members or certain entities owned by or for the benefit of his immediate family members or pursuant to a domestic relations order. In accordance with the 1996 Plan, on September 1, 1997, each eligible director was granted an option to purchase 5,000 shares of Common Stock at an exercise price of $4.8125. During 1997 none of the current non-employee and non-officer directors exercised options granted under the 1996 Plan.

COMMON STOCK OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

  The following table sets forth information regarding the ownership of the Common Stock by (i) each director and nominee for director of the Company,
(ii) each executive officer for whom compensation information is disclosed under the heading "Executive Officer Compensation" and (iii) all directors and executive officers of the Company as a group, determined in accordance with Rule 13d-3 of the Securities and Exchange Commission ("SEC") based on information furnished by them. Each individual holds less than 1% of the outstanding Common Stock. Unless otherwise indicated, all information is presented as of December 31, 1997, and all shares indicated as beneficially owned are held with sole voting and investment power.

                                              NUMBER OF SHARES
            NAME OF BENEFICIAL OWNER        BENEFICIALLY OWNED(1)
            ------------------------        ---------------------
      Richard C. Adkerson                          135,183(2)
      William H. Armstrong, III                     39,350
      James C. Leslie                               70,900
      Michael D. Madden                              5,000
      All directors and executive officers
       as a group (5 persons)                      361,726(3)

---------
(1) Includes shares that could be acquired within sixty days after December 31, 1997 upon the exercise of options granted pursuant to Company stock option plans, as follows: Mr. Adkerson, 75,000 shares; Mr. Armstrong, 31,250 shares; Mr. Leslie, 5,000 shares; Mr. Madden, 5,000 shares; all directors and executive officers as a group, 141,250 shares.
(2) Includes 183 shares held in a retirement trust for the benefit of Mr. Adkerson's spouse.
(3) Includes (a) 9 shares held in a retirement trust for the benefit of an executive officer's spouse but as to which he disclaims beneficial ownership, (b) 100 shares held by an executive officer as custodian but as to which he disclaims beneficial ownership and (c) 26,201 shares held in trusts with respect to which an executive officer, as co-trustee, shares voting and investment power but as to which he disclaims beneficial ownership. Total represents approximately 2.5% of the outstanding Common Stock.

                              ------------------

COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

  The following table sets forth information regarding the ownership of the Company's Common Stock by each person known to the Company to be a beneficial owner of more than five percent of the outstanding Common Stock, determined in accordance with Rule 13d-3 of the SEC based on information furnished by them. Unless otherwise indicated, all information is presented as of December 31, 1997, and all shares indicated as beneficially owned are held with sole voting and investment power.

                                                    NUMBER OF SHARES  PERCENT
     NAME AND ADDRESS OF PERSON                    BENEFICIALLY OWNED OF CLASS
     --------------------------                    ------------------ --------
   The Goldman Sachs Group, L.P.                         764,591(1)      5.4%
   85 Broad Street
   New York, New York 10004
   The Guardian Life Insurance Company of America        858,000(2)      6.0%
   201 Park Avenue South
   New York, New York 10003
   Ingalls & Snyder LLC                                2,830,842(3)     19.8%
   61 Broadway
   New York, New York 10006
   U.S. Bancorp                                          740,480(4)      5.2%
   111 S.W. Fifth Avenue
   Portland, Oregon 97204

---------
(1) Based on the amended Schedule 13G dated February 14, 1998 that The Goldman Sachs Group, L.P. filed with the SEC, The Goldman Sachs Group, L.P. has shared voting and investment power with respect to all 764,591 shares.
(2) Based on the Schedule 13G dated February 11, 1998 that The Guardian Life Insurance Company of America filed with the SEC, The Guardian Life Insurance Company of America has sole voting and investment power with respect to 501,000 of those shares and, through its affiliates, shared voting and investment power with respect to 357,000 of those shares.
(3) Based on the Schedule 13G dated February 9, 1998 that Ingalls & Snyder LLC filed with the SEC, Ingalls & Snyder LLC has sole voting power with respect to 314,300 of those shares.
(4) Based on the Schedule 13G dated February 11, 1997 that U.S. Bancorp filed with the SEC, U.S. Bancorp, through its affiliates, has sole voting power with respect to 740,000 shares.

                              ------------------

EXECUTIVE OFFICER COMPENSATION

  Throughout 1997, Richard C. Adkerson, Chairman of the Board and Chief Executive Officer, was employed by other entities and performed his duties for the Company in accordance with a Services Agreement between the Company and a corporation in which the Company owns a 10% equity interest (the "Services Company"). In 1997, Mr. Adkerson was compensated by his employers. The Company paid a fixed fee of $524,000 in 1997 for all services under the Services Agreement, which included executive, technical, administrative, accounting, financial, tax and other services. The Services Agreement was recently amended effective January 1, 1998 to provide that the amount that the Company will pay for future services will no longer be a fixed fee but will instead be the sum of (i) the expenses incurred by the Services Company that are readily identifiable as having been incurred on behalf of the Company, (ii) the costs of goods, services and other items paid by the Services Company on behalf of the Company, and (iii) an allocable portion of all other expenses incurred by the Services Company in connection with providing services to the Company.

  William H. Armstrong, III was the only executive officer employed by the Company who earned in excess of $100,000 for services provided to the Company in 1997. The following table shows compensation that the Company paid to Mr. Armstrong (with Mr. Adkerson, the "Named Executive Officers") for all services rendered to the Company and its subsidiaries in 1997, 1996 and 1995.

                          SUMMARY COMPENSATION TABLE

                                                            LONG TERM
                                                           COMPENSATION
                                 ANNUAL COMPENSATION          AWARDS
                            ------------------------------ ------------
                                                            SECURITIES
 NAME AND PRINCIPAL                           OTHER ANNUAL  UNDERLYING   ALL OTHER
      POSITION         YEAR  SALARY   BONUS   COMPENSATION   OPTIONS    COMPENSATION
 ------------------    ---- -------- -------- ------------ ------------ ------------
William H. Armstrong,
 III                   1997 $159,167 $150,000    $1,000(1)    65,000      $17,917(2)
 President, Chief
  Operating            1996  150,000  120,000         0       25,000            0
 Officer and Chief     1995   56,250   80,000         0       50,000      100,100(3)
  Financial Officer

---------
(1) Consists of matching gifts under the matching gifts program.
(2) Consists of Company contributions to defined contribution plans.
(3) Consists of consulting fees.

                              ------------------

  The following table sets forth information with respect to the grant of stock options to each Named Executive Officer during 1997.

                             OPTION GRANTS IN 1997

                                              PERCENT OF
                                             TOTAL OPTIONS
                             NUMBER OF        GRANTED TO
                       SECURITIES UNDERLYING   EMPLOYEES   EXERCISE OR EXPIRATION     GRANT DATE
        NAME            OPTIONS GRANTED(1)      IN 1997    BASE PRICE     DATE     PRESENT VALUE(2)
        ----           --------------------- ------------- ----------- ----------- ----------------
Richard C. Adkerson           80,000             29.6%        $3.50    May 8, 2007     $218,400
William H. Armstrong,
 III                          65,000             24.1%         3.50    May 8, 2007     $177,450

---------
(1) The options will become immediately exercisable in their entirety if (a) any person or group of persons acquires beneficial ownership of shares representing 20% or more of the Company's total voting power or (b) under certain circumstances, the composition of the Board of Directors is changed after a tender offer, exchange offer, merger, consolidation, sale of assets or contested election or any combination thereof. The options granted to Mr. Adkerson may be transferred by him during his lifetime to his immediate family members or certain entities owned by or for the benefit of his immediate family members or pursuant to a domestic relations order.

(2) The Black-Scholes option pricing model was used to determine the grant date present value of the options granted by the Company to Messrs. Adkerson and Armstrong. Under the Black-Scholes option pricing model, the grant date present value of each option referred to in the table was calculated to be $2.73. The following facts and assumptions were used in making this calculation: (a) an exercise price for each stock option of $3.50; (b) a fair market value of $3.50 for one share on the grant date;
    (c) a term for options as set forth under the column labeled "Expiration Date"; (d) a stock volatility of 64%, based on an analysis of historical weekly closing prices of the Common Stock over a 104-week period; and (e) an assumed risk-free interest rate of 6.8%, this rate being equivalent to the yield on the grant date on a treasury note with a maturity date comparable to the expiration date of the options. No other discounts or restrictions related to vesting or the likelihood of vesting of the options were applied. The resulting grant date present value for the options was multiplied by the total number of shares covered by the options granted to Messrs. Adkerson and Armstrong.

                              ------------------

  The following table sets forth information with respect to all outstanding Company stock options held by each Named Executive Officer as of December 31, 1997. None of them exercised any Company stock options during 1997.

                      OPTION VALUES AT DECEMBER 31, 1997

                              NUMBER OF SECURITIES
                             UNDERLYING UNEXERCISED     VALUE OF UNEXERCISED
                                   OPTIONS AT          IN-THE-MONEY OPTIONS AT
                                DECEMBER 31, 1997         DECEMBER 31, 1997
                            ------------------------- -------------------------
             NAME           EXERCISABLE/UNEXERCISABLE EXERCISABLE/UNEXERCISABLE
             ----           ------------------------- -------------------------
     Richard C. Adkerson         37,500/192,500           $138,281/$549,844
     William H. Armstrong,
      III                        31,250/108,750            100,391/ 242,109

CORPORATE PERSONNEL COMMITTEE REPORT ON EXECUTIVE COMPENSATION

  The Corporate Personnel Committee is composed of two directors, neither of whom is an officer or employee of the Company. The Committee determines the compensation of certain of the Company's executive officers and administers the Company's performance incentive awards program and stock option plans.

  The Company's executive compensation is comprised of (i) an annual cash incentive award and (ii) long-term incentive compensation in the form of stock options. In addition, the Committee determines the salaries, if any, of the Company's executive officers.

  Richard C. Adkerson, the Chairman of the Board and Chief Executive Officer of the Company, provided services to the Company in 1997 pursuant to a Services Agreement between the Company and the Services Company. Except for Mr. Adkerson's participation in the Company's stock option plan and receipt of director fees, Mr. Adkerson received no benefits, salary or other compensation from the Company in 1997.

  The salary of the President and Chief Operating Officer, the only executive officer of the Company who received a salary in 1997, is based on his level of responsibility and the Committee's subjective assessment of his performance.

  Under the Company's performance incentive awards program, the Committee determines the amount of annual cash bonuses for the Company's executive officers. Each person selected under the program is assigned a target award, expressed as a percentage of base salary, which serves as a guideline amount that will generally be paid if Company performance meets expectations set for the year. When determining the total amount awarded to executive officers for any year, the Committee considers both individual and operating or staff unit performance, as well as the performance of the Company as measured by its operational accomplishments, including operating results, cash flow and debt reduction.

  For 1997, the Committee considered the Company's operational accomplishments, including the continued strong sales of developed homesites and undeveloped commercial and residential properties, commencing the development of approximately 850 acres within Barton Creek, the reduction of $21.2 million of debt, the restructuring of the Company's bank debt to extend the maturity and provide for staged reductions, and the purchase of FTX's 0.2% managing general partnership interest in FM Properties Operating Co., a Delaware general partnership (the "Partnership"). The Committee determined that the level of performance achieved warranted the payment of a cash bonus to the President and Chief Operating Officer in the amount shown in the Summary Compensation Table under the heading "Executive Officer Compensation."

  The Company also grants long-term incentives to executive officers in the form of stock options. The stock option award guidelines are intended to reinforce the relationship between compensation and increases in the market price of the Company's common stock and align the executive officers' financial interests with those of the Company's stockholders. The Committee establishes guidelines based upon the position of each participating officer and the Committee's subjective assessment of each participant's individual performance. The table entitled "Option Grants in 1997" under the heading "Executive Officer Compensation" shows the stock options that the Committee granted in 1997 to two executive officers, including the Chief Executive Officer, based upon the Committee's guidelines and subjective assessment.

  Section 162(m) of the Internal Revenue Code limits the tax deduction to $1 million for compensation paid to certain highly compensated executive officers. Qualified performance-based compensation is excluded from this deduction limitation if certain requirements are met. No executive officer of the Company reached the deductibility limitation for 1997. The Committee believes that the stock options granted to executive officers, as discussed above, qualify for the exclusion from the deduction limitation under Section 162(m). The Committee anticipates that the remaining components of individual executive compensation that do not qualify for an exclusion from Section 162(m) should not exceed $1 million in any year and therefore will continue to qualify for deductibility.

     James C. Leslie, Chairman                 Michael D. Madden

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  The current members of the Company's Corporate Personnel Committee are Messrs. Leslie and Madden. In 1997, no executive officer of the Company served as a director or member of the compensation committee of another entity, where one of the other entity's executive officers served as a director of the Company or on the Company's Corporate Personnel Committee.

PERFORMANCE GRAPH

  The following graph compares the change in the cumulative total stockholder return on the Common Stock with the cumulative total return of the Standard & Poor's 500 Stock Index and the Dow Jones Real Estate Investment Companies Group during 1997, 1996, 1995, 1994 and 1993.

                    COMPARISON OF CUMULATIVE TOTAL RETURN*
                      FM PROPERTIES INC., S&P 500 INDEX &
               DOW JONES REAL ESTATE INVESTMENT COMPANIES GROUP


[Graph appears here]

                                              DECEMBER 31,
                             -----------------------------------------------
                              1992    1993    1994    1995    1996    1997
                             ------- ------- ------- ------- ------- -------
FM Properties Inc.           $100.00 $232.32 $180.69 $ 90.35 $154.88 $267.79
S&P 500 Stock Index           100.00  110.08  111.53  153.45  188.68  251.63
Dow Jones Real Estate
 Investment Companies Group   100.00   98.87  100.99  119.62  161.77  194.75

ASSUMES $100 INVESTED ON DECEMBER
31, 1992 IN FM PROPERTIES INC.
COMMON STOCK, S&P 500 INDEX & DOW
JONES REAL ESTATE INVESTMENT
COMPANIES GROUP

* TOTAL RETURN ASSUMES REINVESTMENT
OF DIVIDENDS

CERTAIN TRANSACTIONS

  In 1997 the Company sold interests in certain exploration properties for $3 million to MOXY, of which Mr. Adkerson is Co-Chairman of the Board and Chief Executive Officer, and Phosphate Resource Partners Limited Partnership, of which Mr. Adkerson was an executive officer in 1997. The Company also sold to MOXY in 1997 small interests in a large number of other oil and gas properties for $1.5 million. The purchase price for the oil and gas properties was determined by negotiations between the managements of the Company and MOXY based on the risk adjusted reserves attributable to the overriding royalty interest, the acreage of the exploration prospects and the cash flow generated by the other oil and gas properties.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers, controller and beneficial owners of more than 10% of the Common Stock to file certain beneficial ownership reports with the SEC. Mr. Madden, a director of the Company, failed to file timely a statement of changes in beneficial ownership on Form 4 reporting one transaction in 1995. Mr. Armstrong, an executive officer of the Company, failed to file timely a statement on Form 4 reporting one transaction in 1996. William J. Blackwell, a former Vice President and Controller of the Company, failed to file timely a statement on Form 4 reporting one transaction in 1997.

                  RATIFICATION OF THE APPOINTMENT OF AUDITORS

  The Board of Directors seeks stockholder ratification of the Board's appointment of Arthur Andersen LLP to act as the independent auditors of the financial statements of the Company and its subsidiaries for the year 1998. The Board has not determined what, if any, action would be taken should the appointment of Arthur Andersen LLP not be ratified. One or more representatives of the firm will be available at the Meeting to respond to appropriate questions, and those representatives will also have an opportunity to make a statement.

                       APPROVAL OF THE CHARTER PROPOSAL

  The Board of Directors unanimously proposes that the stockholders approve an amendment to Article FIRST of the Amended and Restated Certificate of Incorporation (the "Charter") of the Company to change the Company's name from FM Properties Inc. to Stratus Properties Inc. The text of Article FIRST of the Charter as proposed to be amended is as follows:

  "FIRST: The name of the Corporation is Stratus Properties Inc."

REASONS FOR THE PROPOSED AMENDMENT

  The Company was organized in 1992 by FTX to hold a 99.8% general partnership interest in the Partnership, and the Company Common Stock was distributed to the FTX stockholders. FTX retained a 0.2% managing general partnership interest in the Partnership, which was formed by FTX to hold, operate and develop substantially all domestic oil and gas properties of FTX (all of which the Company subsequently sold) and real estate then held for development by FTX. The Partnership also assumed substantially all the liabilities related to those assets, most all of which were guaranteed by FTX.

  In December 1997, FTX merged into IMC Global Inc. ("IGL"), and, prior to the effectiveness of the merger, FTX sold its 0.2% managing general partnership interest in the Partnership to the Company and a subsidiary of the Company. In connection with the merger of FTX into IGL, the Company restructured and consolidated its existing debt and IGL became the guarantor of this restructured debt in place of FTX.

  The restructuring of the Company indebtedness and the purchase of the managing general partnership interest make the Company autonomous in its Partnership operations, reduce restrictions on its business activities, and allow it to pursue its previously announced objective of establishing a long-term, self-supporting capital structure. Accordingly, the Board of Directors has concluded that the present name of the Company, which signifies its origin and relationship with FTX, is no longer appropriate. The Board of Directors believes that it is in the best interests of the Company and its stockholders to change its name to Stratus Properties Inc. in recognition of its new autonomous status and the concentration of its operations in the development and marketing of real estate.

EFFECTIVENESS OF THE PROPOSED AMENDMENT

  If approved by the holders of the Common Stock, the amendment to Article FIRST of the Charter will become effective upon filing a Certificate of Amendment to the Charter with the Secretary of State of Delaware, which is expected to occur shortly after the Meeting. Upon effectiveness of the proposed amendment to the Charter, Company stockholders would not be required to exchange outstanding stock certificates for new certificates. If the proposed amendment to the Charter is not approved by the holders of the Common Stock, the Certificate of Amendment to the Charter will not be filed.

VOTE REQUIRED FOR APPROVAL OF THE PROPOSED AMENDMENT

  Approval of the proposed amendment to Article FIRST of the Charter requires the affirmative vote of a majority of the issued and outstanding shares of Common Stock entitled to vote at the Meeting.

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE PROPOSED AMENDMENT TO ARTICLE FIRST OF THE CHARTER.

                         APPROVAL OF THE PLAN PROPOSAL

  The Board of Directors unanimously proposes that the stockholders approve the 1998 Stock Option Plan (the "Stock Plan"), which is summarized below. The summary is qualified in its entirety by reference to the text of the Stock Plan, which is attached to this Proxy Statement as Exhibit A.

REASONS FOR THE PROPOSAL

  The Company's Board of Directors believes that the growth of the Company depends significantly upon the efforts of its officers and key employees and that they are best motivated to put forth maximum effort on behalf of the Company if they own an equity interest in the Company. The Company's Stock Option Plan is currently in effect and stock options and other equity-based awards may still be granted under that plan with respect to 47,500 shares of Common Stock. In order that the Company may continue to motivate and reward its key personnel with stock-based awards at an appropriate level, the Board of Directors believes that it is important that a new equity-based plan be adopted at this time.

SUMMARY OF THE STOCK PLAN

 Administration

  Awards under the Stock Plan are made by the Corporate Personnel Committee (the "Committee"), which currently consists of two members of the Board, each of whom is a "non-employee director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act") and qualifies as an "outside director" under Section 162(m) of the Internal Revenue Code (the "Code"). The Committee has full power and authority to designate participants, set the terms of awards and to make any determinations necessary or desirable for the administration of the Stock Plan.

 Eligible Participants

  Employees and officers (whether or not employees) of the Company and its existing or future subsidiaries, employees and officers (whether or not employees) of any entity with which the Company has contracted to receive executive, management or legal services and who provide services to the Company under such arrangement, consultants, advisers and any person who has agreed in writing to become a person otherwise eligible to participate within not more than 30 days, in each case who can make substantial contributions to the successful performance of the Company, are eligible to participate in the Stock Plan. The Committee has delegated to the Chairman of the Board of the Company the power to make awards to eligible persons who are not executive officers or directors of the Company, subject to the limitations established by the Committee. It is anticipated that the Committee's determinations of which eligible individuals will be granted awards and the terms thereof will be based on each individual's present and potential contribution to the success of the Company and its subsidiaries. It is estimated that approximately 216 persons will be eligible for awards under the Stock Plan; however, it is anticipated that only about 15 persons will be granted awards.

 Number of Shares

  The maximum number of shares of Common Stock with respect to which awards payable in shares of Common Stock may be granted under the Stock Plan is 850,000. Awards that may be paid only in cash are not counted against the 850,000-share limit. However, grants of stock appreciation rights, limited rights and other stock-based awards not granted in tandem with options and payable only in cash may relate to no more than 850,000 shares. No individual may receive in any year awards under the Stock Plan, whether payable in cash or shares, that relate to more than 250,000 shares of Common Stock. Shares subject to awards that are forfeited or cancelled will again be available for award. In addition, to the extent that shares are delivered to pay the exercise price of options or are delivered or withheld by the Company in payment of the withholding taxes relating to an award under the Stock Plan, the number of shares withheld or delivered will again be available for grant under the Stock Plan. The shares to be delivered under the Stock Plan will be made available from the authorized but unissued shares of Common Stock or from treasury shares.

  On March 24, 1998, the closing price of a share of Common Stock on The Nasdaq Stock Market was $6.25.

 Types of Awards

  Stock options, stock appreciation rights, limited rights and other stock-based awards may be granted under the Stock Plan in the discretion of the Committee. Options granted under the Stock Plan may be either non-qualified or incentive stock options. Only employees of the Company and its subsidiaries will be eligible to receive incentive stock options. Stock appreciation rights and limited rights may be granted in conjunction with or unrelated to other awards and, if in conjunction with an outstanding option or other award, may be granted at the time of the award or thereafter, at the exercise price of the other award. The Committee has discretion to fix the exercise price of options, stock appreciation rights and limited rights at a price not less than 100% of the fair market value of the underlying Common Stock at the time of grant (or at the time of grant of the related award in the case of a stock appreciation right or limited right granted in conjunction with an outstanding award), except that this limitation on the Committee's discretion does not apply in the case of awards granted in substitution for outstanding awards previously granted by an acquired company or a company with which the Company combines. The Committee has broad discretion as to the terms and conditions upon which options and stock appreciation rights are exercisable, but under no circumstances will an option, a stock appreciation right or a limited right have a term exceeding ten years.

  The option exercise price may be satisfied in cash, or in the discretion of the Committee, by exchanging Common Stock owned by the optionee or by a combination of cash and Common Stock. The ability to pay the option exercise price in Common Stock would permit an optionee to engage in a series of successive stock-for-stock exercises of an option (sometimes referred to as "pyramiding") and thereby fully exercise an option with little or no cash investment; however, the Committee's current policy requires any stock tendered in payment of the exercise price of an option to be in certificated form and to have been held by the exercising optionee for such time as is sufficient to avoid any adverse accounting consequences to the Company resulting from the permitting of stock-for-stock exercises.

  Upon the exercise of a stock appreciation right with respect to Common Stock, a participant would be entitled to receive, for each share subject to the right, the excess of the fair market value of the shares on the exercise date over the exercise price of the right. The Committee has the authority to determine whether the value of a stock appreciation right is paid in cash or Common Stock or a combination thereof.

  Limited rights generally are exercisable only during a period beginning not earlier than one day and ending not later than 90 days after the expiration date of any tender offer, exchange offer or similar transaction that results in any person or group becoming the beneficial owner of more than 40% of all classes and series of the Company's stock outstanding, taken as a whole that have voting rights with respect to the election of directors of the Company (not including preferred shares which may be issued in the future that have the right to elect directors only if the Company fails to pay dividends). Upon the exercise of a limited right granted under the Stock Plan, a participant would be entitled to receive, for each share of Common Stock subject to the right, the excess, if any, of the highest price paid in or in connection with the transaction over the grant price of the limited right.

  The Stock Plan also authorizes the Committee to grant to participants awards of Common Stock and other awards that are denominated in, payable in, valued in whole or in part by reference to, or are otherwise based on the value of, Common Stock ("Other Stock-Based Awards"). The Committee has discretion to determine the participants to whom Other Stock-Based Awards are to be made, the times at which these awards are to be made, the size of these awards, the form of payment, and all other conditions of these awards, including any restrictions, deferral periods or performance requirements. The terms of the Other Stock-Based Awards will be subject to rules and regulations as the Committee determines.

  Any award under the Stock Plan may provide that the participant has the right to receive currently or on a deferred basis dividends or dividend equivalents or other cash payments in addition to or in lieu of such awards, all as the Committee determines.

 Transferability

  No award granted under the Stock Plan may be transferred, pledged, assigned, or encumbered except by will, by the laws of descent and distribution, or, if permitted by the Committee, pursuant to a domestic relations order, as defined in the Code. If permitted by the Committee, stock options and limited rights granted in tandem with stock options under the Stock Plan may also be transferred or assigned by the grantee to immediate family members of the grantee or certain entities owned by or for the benefit of immediate family members of the grantee.

 Adjustments

  If the Committee determines that any stock split, stock dividend or other distribution (whether in the form of cash, securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares, issuance of warrants or other rights to purchase shares or other securities of the Company, or other similar corporate event affects the Common Stock such that an adjustment is appropriate in order to preserve or prevent enlargement of the benefits intended under the Stock Plan, then the Committee has discretion to (i) make equitable adjustments in (a) the number and kind of shares that may be the subject of future awards under the Stock Plan and (b) the number and kind of shares (or other securities or property) subject to outstanding awards and the respective grant or exercise prices thereof and (ii) if appropriate, provide for the payment of cash to a participant.

 Amendment or Termination

  The Stock Plan may be amended or terminated at any time by the Board of Directors, except that no amendment may be made without stockholder approval if such approval is necessary to comply with any tax or regulatory requirement, including any approval that is necessary to qualify awards as "performance-based" compensation under Section 162(m) of the Code, if deemed advisable by the Committee.

FEDERAL INCOME TAX CONSEQUENCES OF STOCK OPTIONS

  Generally, the grant of a stock option under the Stock Plan will not result in any tax consequence to the participant or the Company. When an optionee exercises a non-qualified option, the difference between the exercise price and any higher fair market value of the Common Stock on the date of exercise will be ordinary income to the optionee (subject to withholding) and, subject to Section 162(m) of the Code, will generally be allowed as a deduction at that time for federal income tax purposes to the Company.

  Any gain or loss realized by an optionee on disposition of the Common Stock acquired upon exercise of a non-qualified option will generally be capital gain or loss to the optionee, long-term or short-term depending on the holding period, and will not result in any additional federal income tax consequences to the Company. The optionee's basis in the Common Stock for determining gain or loss on the disposition will be the fair market value of the Common Stock determined generally at the time of exercise.

  When an optionee exercises an incentive stock option while employed by the Company or a subsidiary or within three months (one year for disability) after termination of employment, no ordinary income will be recognized by the optionee at that time, but the excess (if any) of the fair market value of the Common Stock acquired upon such exercise over the option price will be an adjustment to taxable income for purposes of the federal alternative minimum tax applicable to individuals. If the Common Stock acquired upon exercise of the incentive stock option is not disposed of prior to the expiration of one year after the date of acquisition and two years after the date of grant of the option, the excess (if any) of the sale proceeds over the aggregate option exercise price of the Common Stock will be long-term capital gain, but the Company will not be entitled to any tax deduction with respect to the gain. Generally, if the Common Stock is disposed of prior to the expiration of those periods (a "Disqualifying Disposition"), the excess of the fair market value of the Common Stock at the time of exercise over the aggregate option exercise price (but not more than the gain on the disposition if the disposition is a transaction on which a loss, if realized, would be recognized) will be ordinary income at the time of such Disqualifying Disposition (and the

Company will generally be entitled to a federal income tax deduction in a like amount). Any gain realized by the optionee as the result of a Disqualifying Disposition that exceeds the amount treated as ordinary income will be capital in nature, long-term or short-term depending on the holding period. If an incentive stock option is exercised more than three months (one year for disability) after termination of employment, the federal income tax consequences are the same as described above for non-qualified stock options.

  If the exercise price of an option is paid by the surrender of previously owned shares, the basis of the previously owned shares carries over to the shares received in replacement. If the option is a non-qualified option, the income recognized on exercise is added to the basis. If the option is an incentive stock option, the optionee will recognize gain if the shares surrendered were acquired through the exercise of an incentive stock option and have not been held for the applicable holding period. This gain will be added to the basis of the shares received in replacement of the previously owned shares.

  If the Stock Plan is approved by the stockholders at the Meeting, the Company believes that taxable compensation arising in connection with all stock options granted under the Stock Plan should be fully deductible to the Company for purposes of Section 162(m) of the Code. Section 162(m) may limit the deductibility of an executive's compensation in excess of $1,000,000 per year.

  Awards under the Stock Plan that are granted, accelerated or enhanced upon the occurrence of a change of control may give rise, in whole or in part, to excess parachute payments within the meaning of Section 280G of the Code to the extent that such payments, when aggregated with other payments subject to
Section 280G, exceed the limitations contained therein. Excess parachute payments will be nondeductible to the Company and subject the recipient of the payments to a 20% excise tax.

  If permitted by the Committee, at any time that a participant is required to pay to the Company the amount required to be withheld under applicable tax laws in connection with the exercise of a stock option, the participant may elect to have the Company withhold from the shares that the participant would otherwise receive shares of Common Stock having a value equal to the amount to be withheld. This election must be made prior to the date on which the amount of tax to be withheld is determined.

  The foregoing discussion summarizes the federal income tax consequences applicable to stock options granted under the Stock Plan based on current provisions of the Code, which are subject to change. This summary does not cover any foreign, state or local tax consequences or participation in the Stock Plan.

AWARDS TO BE GRANTED

  The grant of awards under the Stock Plan is entirely in the discretion of the Committee. The Committee has not yet made a determination as to the awards to be granted under the Stock Plan, if it is approved by the stockholders.

VOTE REQUIRED FOR APPROVAL OF THE STOCK PLAN

  Approval of the Stock Plan requires the affirmative vote of a majority of the shares of Common Stock present and entitled to vote at the Meeting.

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE STOCK PLAN.

                                                                      EXHIBIT A

  SET FORTH BELOW IS THE TEXT OF THE FM PROPERTIES INC. 1998 STOCK OPTION PLAN, AS PROPOSED TO BE ADOPTED. IF THE CHARTER PROPOSAL IS ADOPTED BY THE STOCKHOLDERS (SEE "APPROVAL OF THE CHARTER PROPOSAL" IN THE PROXY STATEMENT), THE NAME "FM PROPERTIES INC." WHEREVER IT APPEARS IN THE STOCK PLAN SHALL INSTEAD BE "STRATUS PROPERTIES INC." AS SHOWN IN BRACKETS. THE PLAN PROPOSAL IS NOT, HOWEVER, SUBJECT TO OR CONTINGENT ON THE ADOPTION OF THE CHARTER PROPOSAL.

                              FM PROPERTIES INC.

                           [STRATUS PROPERTIES INC.]
                            1998 STOCK OPTION PLAN

                                   SECTION 1

  Purpose. The purpose of the FM Properties Inc. [Stratus Properties Inc.] 1998 Stock Option Plan (the "Plan") is to motivate and reward key employees, consultants and advisers by giving them a proprietary interest in the Company's continued success.

                                   SECTION 2

  Definitions. As used in the Plan, the following terms shall have the meanings set forth below:

  "Award" shall mean any Option, Stock Appreciation Right, Limited Right or Other Stock-Based Award.

  "Award Agreement" shall mean any notice of grant, written agreement, contract or other instrument or document evidencing any Award, which may, but need not, be executed or acknowledged by a Participant.

  "Board" shall mean the Board of Directors of the Company.

  "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

  "Committee" shall mean a committee of the Board designated by the Board to administer the Plan and composed of not fewer than two directors, each of whom, to the extent necessary to comply with Rule 16b-3 only, is a "non-employee director" within the meaning of Rule 16b-3 and, to the extent necessary to comply with Section 162(m) only, is an "outside director" under
Section 162(m). Until otherwise determined by the Board, the Committee shall be the Corporate Personnel Committee of the Board.

  "Company" shall mean FM Properties Inc. [Stratus Properties Inc.]

  "Designated Beneficiary" shall mean the beneficiary designated by the Participant, in a manner determined by the Committee, to receive the benefits due the Participant under the Plan in the event of the Participant's death. In the absence of an effective designation by the Participant, Designated Beneficiary shall mean the Participant's estate.

  "Eligible Individual" shall mean (i) any person providing services as an officer of the Company or a Subsidiary, whether or not employed by such entity, including any such person who is also a director of the Company, (ii) any employee of the Company or a Subsidiary, including any director who is also an employee of the Company or a Subsidiary, (iii) any officer or employee of an entity with which the Company has contracted to receive executive, management or legal services who provides services to the Company or a Subsidiary through such arrangement, (iv) any consultant or adviser to the Company, a Subsidiary or to an entity described in clause (iii) hereof who provides services to the Company or a Subsidiary through such arrangement and
(v) any person who has agreed in writing to become a person described in clauses (i), (ii), (iii) or (iv) within not more than 30 days following the date of grant of such person's first Award under the Plan.

  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

  "Incentive Stock Option" shall mean an option granted under Section 6 of the Plan that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

  "Limited Right" shall mean any right granted under Section 8 of the Plan.

  "Nonqualified Stock Option" shall mean an option granted under Section 6 of the Plan that is not intended to be an Incentive Stock Option.

  "Offer" shall mean any tender offer, exchange offer or series of purchases or other acquisitions, or any combination of those transactions, as a result of which any person, or any two or more persons acting as a group, and all affiliates of such person or persons, shall beneficially own more than 40% of all classes and series of the Company's stock outstanding, taken as a whole, that has voting rights with respect to the election of directors of the Company (not including any series of preferred stock of the Company that has the right to elect directors only upon the failure of the Company to pay dividends).

  "Offer Price" shall mean the highest price per Share paid in any Offer that is in effect at any time during the period beginning on the ninetieth day prior to the date on which a Limited Right is exercised and ending on and including the date of exercise of such Limited Right. Any securities or property that comprise all or a portion of the consideration paid for Shares in the Offer shall be valued in determining the Offer Price at the higher of
(i) the valuation placed on such securities or property by the person or persons making such Offer, or (ii) the valuation, if any, placed on such securities or property by the Committee or the Board.

  "Option" shall mean an Incentive Stock Option or a Nonqualified Stock
Option.

  "Other Stock-Based Award" shall mean any right or award granted under
Section 9 of the Plan.

  "Participant" shall mean any Eligible Individual granted an Award under the Plan.

  "Person" shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, government or political subdivision thereof or other entity.

  "Rule 16b-3" shall mean Rule 16b-3 under the Exchange Act, or any successor rule or regulation thereto as in effect from time to time.

  "SAR" shall mean any Stock Appreciation Right.

  "SEC" shall mean the Securities and Exchange Commission, including the staff thereof, or any successor thereto.

  "Section 162(m)" shall mean Section 162(m) of the Code and all regulations promulgated thereunder as in effect from time to time.

  "Shares" shall mean the shares of Common Stock, par value $0.01 per share, of the Company and such other securities of the Company or a Subsidiary as the Committee may from time to time designate.

  "Stock Appreciation Right" shall mean any right granted under Section 7 of the Plan.

  "Subsidiary" shall mean (i) any corporation or other entity in which the Company possesses directly or indirectly equity interests representing at least 50% of the total ordinary voting power or at least 50% of the total value of all classes of equity interests of such corporation or other entity and (ii) any other entity in which the Company has a direct or indirect economic interest that is designated as a Subsidiary by the Committee.

                                   SECTION 3

  (a) Administration. The Plan shall be administered by the Committee. Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority to: (i) designate Participants;
(ii) determine the type or types of Awards to be granted to an Eligible Individual; (iii) determine the number of Shares to be covered by, or with respect to which payments, rights or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award;
(v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, whole Shares, other whole securities, other Awards, other property or other cash amounts payable by the Company upon the exercise of that or other Awards, or canceled, forfeited or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited or suspended; (vi) determine whether, to what extent, and under what circumstances cash, Shares, other securities, other Awards, other property, and other amounts payable by the Company with respect to an Award shall be deferred either automatically or at the election of the holder thereof or of the Committee; (vii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (viii) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (ix) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all Persons, including the Company, any Subsidiary, any Participant, any holder or beneficiary of any Award, any stockholder of the Company and any Eligible Individual.

  (b) Delegation. Subject to the terms of the Plan and applicable law, the Committee may delegate to one or more officers of the Company the authority, subject to such terms and limitations as the Committee shall determine, to grant Awards to, or to cancel, modify or waive rights with respect to, or to alter, discontinue, suspend, or terminate Awards held by, Eligible Individuals who are not officers or directors of the Company for purposes of Section 16 of the Exchange Act, or any successor section thereto, or who are otherwise not subject to such Section.

                                   SECTION 4

  Eligibility. Any Eligible Individual shall be eligible to be granted an Award.

                                   SECTION 5

  (a) Shares Available for Awards. Subject to adjustment as provided in
Section 5(b):

    (i) Calculation of Number of Shares Available.

      (A) The number of Shares with respect to which Awards payable in Shares may be granted under the Plan shall be 850,000. Awards that by their terms may be settled only in cash shall not be counted against the maximum number of Shares provided herein.

      (B) Grants of Stock Appreciation Rights, Limited Rights and Other Stock-Based Awards not granted in tandem with Options and payable only in cash may relate to no more than 850,000 Shares.

      (C) Any Shares granted under the Plan that are forfeited because of failure to meet an Award contingency or condition shall again be available for grant pursuant to new Awards under the Plan.

      (D) To the extent any Shares covered by an Award are not issued because the Award is forfeited or cancelled or the Award is settled in cash, such Shares shall again be available for grant pursuant to new Awards under the Plan.

      (E) To the extent that Shares are delivered to pay the exercise price of an Option or are delivered or withheld by the Company in payment of the withholding taxes relating to an Award, the number of Shares so delivered or withheld shall become Shares with respect to which Awards may be granted.

    (ii) Substitute Awards. Any Shares delivered by the Company, any Shares with respect to which Awards are made by the Company, or any Shares with respect to which the Company becomes obligated to make Awards, through the assumption of, or in substitution for, outstanding awards previously granted by an acquired company or a company with which the Company combines, shall not be counted against the Shares available for Awards under the Plan.

    (iii) Sources of Shares Deliverable Under Awards. Any Shares delivered pursuant to an Award may consist of authorized and unissued Shares or of treasury Shares, including Shares held by the Company or a Subsidiary and Shares acquired in the open market or otherwise obtained by the Company or a Subsidiary.

    (iv) Individual Limit. Any provision of the Plan to the contrary notwithstanding, no individual may receive in any year Awards under the Plan, whether payable in cash or Shares, that relate to more than 250,000 Shares.

  (b) Adjustments. In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Shares, Subsidiary securities, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee may, in its sole discretion and in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or property) with respect to which Awards may be granted,
(ii) the number and type of Shares (or other securities or property) subject to outstanding Awards, and (iii) the grant or exercise price with respect to any Award and, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award and, if deemed appropriate, adjust outstanding Awards to provide the rights contemplated by Section 9(b) hereof; provided, in each case, that with respect to Awards of Incentive Stock Options no such adjustment shall be authorized to the extent that such authority would cause the Plan to violate Section 422(b)(1) of the Code or any successor provision thereto and, with respect to all Awards under the Plan, no such adjustment shall be authorized to the extent that such authority would be inconsistent with the requirements for full deductibility under Section 162(m); and provided further, that the number of Shares subject to any Award denominated in Shares shall always be a whole number.

                                   SECTION 6

  (a) Stock Options. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Eligible Individuals to whom Options shall be granted, the number of Shares to be covered by each Option, the option price therefor and the conditions and limitations applicable to the exercise of the Option. The Committee shall have the authority to grant Incentive Stock Options, Nonqualified Stock Options or both. In the case of Incentive Stock Options, the terms and conditions of such grants shall be subject to and comply with such rules as may be required by
Section 422 of the Code, as from time to time amended, and any implementing regulations. Except in the case of an Option granted in assumption of or substitution for an outstanding award of a company acquired by the Company or with which the Company combines, the exercise price of any Option granted under this Plan shall not be less than 100% of the fair market value of the underlying Shares on the date of grant.

  (b) Exercise. Each Option shall be exercisable at such times and subject to such terms and conditions as the Committee may, in its sole discretion, specify in the applicable Award Agreement or thereafter, provided, however, that in no event may any Option granted hereunder be exercisable after the expiration of 10 years after the date of such grant. The Committee may impose such conditions with respect to the exercise of Options, including without limitation, any condition relating to the application of Federal or state securities laws, as it may deem necessary or advisable.

  (c) Payment. No Shares shall be delivered pursuant to any exercise of an Option until payment in full of the option price therefor is received by the Company. Such payment may be made in cash, or its equivalent, or, if and to the extent permitted by the Committee, by applying cash amounts payable by the Company upon the exercise of such Option or other Awards by the holder thereof or by exchanging whole Shares owned by such holder (which are not the subject of any pledge or other security interest), or by a combination of the foregoing, provided that the combined value of all cash, cash equivalents, cash amounts so payable by the Company upon exercises of Awards and the fair market value of any such whole Shares so tendered to the Company, valued (in accordance with procedures established by the Committee) as of the effective date of such exercise, is at least equal to such option price.

                                   SECTION 7

  (a) Stock Appreciation Rights. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Eligible Individuals to whom Stock Appreciation Rights shall be granted, the number of Shares to be covered by each Award of Stock Appreciation Rights, the grant price thereof and the conditions and limitations applicable to the exercise thereof. Stock Appreciation Rights may be granted in tandem with another Award, in addition to another Award, or freestanding and unrelated to any other Award. Stock Appreciation Rights granted in tandem with or in addition to an Option or other Award may be granted either at the same time as the Option or other Award or at a later time. Stock Appreciation Rights shall not be exercisable after the expiration of 10 years after the date of grant. Except in the case of a Stock Appreciation Right granted in assumption of or substitution for an outstanding award of a company acquired by the Company or with which the Company combines, the grant price of any Stock Appreciation Right granted under this Plan shall not be less than 100% of the fair market value of the Shares covered by such Stock Appreciation Right on the date of grant or, in the case of a Stock Appreciation Right granted in tandem with a then outstanding Option or other Award, on the date of grant of such related Option or Award.

  (b) A Stock Appreciation Right shall entitle the holder thereof to receive upon exercise, for each Share to which the SAR relates, an amount equal to the excess, if any, of the fair market value of a Share on the date of exercise of the Stock Appreciation Right over the grant price. Any Stock Appreciation Right shall be settled in cash, unless the Committee shall determine at the time of grant of a Stock Appreciation Right that it shall or may be settled in cash, Shares or a combination of cash and Shares.

                                   SECTION 8

  (a) Limited Rights. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Eligible Individuals to whom Limited Rights shall be granted, the number of Shares to be covered by each Award of Limited Rights, the grant price thereof and the conditions and limitations applicable to the exercise thereof. Limited Rights may be granted in tandem with another Award, in addition to another Award, or freestanding and unrelated to any Award. Limited Rights granted in tandem with or in addition to an Award may be granted either at the same time as the Award or at a later time. Limited Rights shall not be exercisable after the expiration of 10 years after the date of grant and shall only be exercisable during a period determined at the time of grant by the Committee beginning not earlier than one day and ending not more than ninety days after the expiration date of an Offer. Except in the case of a Limited Right granted in assumption of or substitution for an outstanding award of a company acquired by the Company or with which the Company combines, the grant price of any Limited Right granted under this Plan shall not be less than 100% of the fair market value of the Shares covered by such Limited Right on the date of grant or, in the case of a Limited Right granted in tandem with a then outstanding Option or other Award, on the date of grant of such related Option or Award.

  (b) A Limited Right shall entitle the holder thereof to receive upon exercise, for each Share to which the Limited Right relates, an amount equal to the excess, if any, of the Offer Price on the date of exercise of the Limited Right over the grant price. Any Limited Right shall be settled in cash, unless the Committee shall determine at the time of grant of a Limited Right that it shall or may be settled in cash, Shares or a combination of cash and Shares.

                                   SECTION 9

  (a) Other Stock-Based Awards. The Committee is hereby authorized to grant to Eligible Individuals an "Other Stock-Based Award", which shall consist of an Award, the value of which is based in whole or in part on the value of Shares, that is not an instrument or Award specified in Sections 6 through 8 of this Plan. Other Stock-Based Awards may be awards of Shares or may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible or exchangeable into or exercisable for Shares), as deemed by the Committee consistent with the purposes of the Plan. The Committee shall determine the terms and conditions of any such Other Stock-Based Award and may provide that such awards would be payable in whole or in part in cash. Except in the case of an Other Stock-Based Award granted in assumption of or in substitution for an outstanding award of a company acquired by the Company or with which the Company combines, the price at which securities may be purchased pursuant to any Other Stock-Based Award granted under this Plan, or the provision, if any, of any such Award that is analogous to the purchase or exercise price, shall not be less than 100% of the fair market value of the securities to which such Award relates on the date of grant.

  (b) Dividend Equivalents. In the sole and complete discretion of the Committee, an Award, whether made as an Other Stock-Based Award under this
Section 9 or as an Award granted pursuant to Sections 6 through 8 hereof, may provide the holder thereof with dividends or dividend equivalents, payable in cash, Shares, Subsidiary securities, other securities or other property on a current or deferred basis.

                                  SECTION 10

  (a) Amendments to the Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time, provided that no amendment shall be made without stockholder approval if such approval is necessary to comply with any tax or regulatory requirement, including for these purposes any approval necessary to qualify Awards as "performance based" compensation under Section 162(m) or any successor provision if such qualification is deemed necessary or advisable by the Committee. Notwithstanding anything to the contrary contained herein, the Committee may amend the Plan in such manner as may be necessary for the Plan to conform with local rules and regulations in any jurisdiction outside the United States.

  (b) Amendments to Awards. The Committee may amend, modify or terminate any outstanding Award at any time prior to payment or exercise in any manner not inconsistent with the terms of the Plan, including without limitation, to change the date or dates as of which an Award becomes exercisable. Notwithstanding the foregoing, no amendment, modification or termination may impair the rights of a holder of an Award under such Award without the consent of the holder.

  (c) Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee is hereby authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 5(b) hereof) affecting the Company, or the financial statements of the Company or any Subsidiary, or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

  (d) Cancellation. Any provision of this Plan or any Award Agreement to the contrary notwithstanding, the Committee may cause any Award granted hereunder to be canceled in consideration of a cash payment or alternative Award made to the holder of such canceled Award equal in value to such canceled Award. The determinations of value under this subparagraph shall be made by the Committee in its sole discretion.

                                  SECTION 11

  (a) Award Agreements. Each Award hereunder shall be evidenced by a writing delivered to the Participant that shall specify the terms and conditions thereof and any rules applicable thereto, including but not limited to the effect on such Award of the death, retirement or other termination of employment of the Participant and the effect thereon, if any, of a change in control of the Company.

  (b) Withholding. (i) A Participant may be required to pay to the Company, and the Company shall have the right to deduct from all amounts paid to a Participant (whether under the Plan or otherwise), any taxes required by law to be paid or withheld in respect of Awards hereunder to such Participant. The Committee may provide for additional cash payments to holders of Awards to defray or offset any tax arising from the grant, vesting, exercise or payment of any Award.

  (ii) At any time that a Participant is required to pay to the Company an amount required to be withheld under the applicable tax laws in connection with the issuance of shares of Common Stock under the Plan, the Participant may, if permitted by the Committee, satisfy this obligation in whole or in part by electing (the "Election") to have the Company withhold from the issuance shares of Common Stock having a value equal to the amount required to be withheld. The value of the shares withheld shall be based on the fair market value of the Common Stock on the date that the amount of tax to be withheld shall be determined in accordance with applicable tax laws (the "Tax Date").

  (iii) Each Election must be made prior to the Tax Date. The Committee may suspend or terminate the right to make Elections at any time.

  (iv) A Participant may also satisfy his or her total tax liability related to the Award by delivering Shares owned by the Participant. The value of the Shares delivered shall be based on the fair market value of the Shares on the Tax Date.

  (c) Transferability. No Awards granted hereunder may be transferred, pledged, assigned or otherwise encumbered by a Participant except: (i) by will; (ii) by the laws of descent and distribution; (iii) pursuant to a domestic relations order, as defined in the Code, if permitted by the Committee and so provided in the Award Agreement or an amendment thereto; or
(iv) if permitted by the Committee and so provided in the Award Agreement or an amendment thereto, Options and Limited Rights granted in tandem therewith may be transferred or assigned (a) to Immediate Family

Members, (b) to a partnership in which Immediate Family Members, or entities in which Immediate Family Members are the owners, members or beneficiaries, as appropriate, are the partners, (c) to a limited liability company in which Immediate Family Members, or entities in which Immediate Family Members are the owners, members or beneficiaries, as appropriate, are the members, or (d) to a trust for the benefit of Immediate Family Members; provided, however, that no more than a de minimus beneficial interest in a partnership, limited liability company or trust described in (b), (c) or (d) above may be owned by a person who is not an Immediate Family Member or by an entity that is not beneficially owned solely by Immediate Family Members. "Immediate Family Members" shall be defined as the spouse and natural or adopted children or grandchildren of the Participant and their spouses. To the extent that an Incentive Stock Option is permitted to be transferred during the lifetime of the Participant, it shall be treated thereafter as a Nonqualified Stock Option. Any attempted assignment, transfer, pledge, hypothecation or other disposition of Awards, or levy of attachment or similar process upon Awards not specifically permitted herein, shall be null and void and without effect. The designation of a Designated Beneficiary shall not be a violation of this
Section 11(c).

  (d) Share Certificates. All certificates for Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the SEC, any stock exchange upon which such Shares or other securities are then listed, and any applicable federal or state laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

  (e) No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company from adopting or continuing in effect other compensation arrangements, which may, but need not, provide for the grant of options, stock appreciation rights and other types of Awards provided for hereunder (subject to stockholder approval of any such arrangement if approval is required), and such arrangements may be either generally applicable or applicable only in specific cases.

  (f) No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of or as a consultant or adviser to the Company or any Subsidiary or in the employ of or as a consultant or adviser to any other entity providing services to the Company. The Company or any Subsidiary or any such entity may at any time dismiss a Participant from employment, or terminate any arrangement pursuant to which the Participant provides services to the Company or a Subsidiary, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement. No Eligible Individual or other person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Eligible Individuals, Participants or holders or beneficiaries of Awards.

  (g) Governing Law. The validity, construction, and effect of the Plan, any rules and regulations relating to the Plan and any Award Agreement shall be determined in accordance with the laws of the State of Delaware.

  (h) Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

  (i) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company.

  (j) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated, or otherwise eliminated.

  (k) Headings. Headings are given to the subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

                                  SECTION 12

  Term of the Plan. Subject to Section 10(a), the Plan shall remain in effect until all Awards permitted to be granted under the Plan have either been satisfied, expired or cancelled under the terms of the Plan and any restrictions imposed on Shares in connection with their issuance under the Plan have lapsed.

                              FM PROPERTIES INC.
  PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR ANNUAL MEETING OF
                          STOCKHOLDERS, MAY 14, 1998

  The undersigned hereby appoints Richard C. Adkerson and William H. Armstrong, III as proxies, with full power of substitution, to vote the shares of the undersigned in FM Properties Inc. at the Annual Meeting of Stockholders to be held on Thursday, May 14, 1998, at 1:30 p.m., and at any adjournment thereof, on all matters coming before the meeting. THE PROXIES WILL VOTE: (1) AS YOU SPECIFY ON THE BACK OF THIS CARD, (2) AS THE BOARD OF DIRECTORS RECOMMENDS WHERE YOU DO NOT SPECIFY YOUR VOTE ON A MATTER LISTED ON THE BACK OF THIS CARD, AND (3) AS THE PROXIES DECIDE ON ANY OTHER MATTER.

  If you wish to vote on all matters as the Board of Directors recommends, please sign, date and return this card. If you wish to vote on items individually, please also mark the appropriate boxes on the back of this card.

           PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY
                           IN THE ENCLOSED ENVELOPE
--------------------------------------------------------------------------------

                          (continued on reverse side)




--------------------------------------------------------------------------------
                             FOLD AND DETACH HERE

                                                                                                           Please mark
                                                                                                          your votes as [X]
                                                                                                           indicated in
                                                                                                           this example

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR:


                                                   FOR   WITHHELD                                             FOR  AGAINST  ABSTAIN
ITEM 1--Election of the nominee for director.      [ ]     [ ]              ITEM 3--Approval of the amendment [ ]    [ ]     [ ]
        Nominee for director of FM Properties Inc.                                  to the Certificate of
        Richard C. Adkerson                                                         Incorporation.
                                                   FOR   AGAINST  ABSTAIN                                    FOR  AGAINST  ABSTAIN
ITEM 2--Ratification of appointment of Arthur      [ ]     [ ]      [ ]     ITEM 4--Approval of the 1998      [ ]    [ ]     [ ]
        Andersen LLP as independent auditors.                                       Stock Option Plan.



  SIGNATURE(S)___________________________________________________________________________________      DATED:________________ 1998
  YOU MAY SPECIFY YOUR VOTES BY MARKING THE APPROPRIATE BOXES ON THIS SIDE. YOU NEED NOT MARK ANY BOXES, HOWEVER, IF YOU WISH TO
  VOTE ALL ITEMS IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATION. IF YOUR VOTES ARE NOT SPECIFIED, THIS PROXY WILL BE
  VOTED FOR THE ELECTION OF THE NOMINEE FOR DIRECTOR AND FOR PROPOSALS 2, 3 AND 4.
-------------------------------------------------------------------------------------------------------------------------------






